Exhibit 10.1
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
          This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of January 24, 2008, among M.D.C. HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Lenders that are identified on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS
          WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of March 22, 2006 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated October 24, 2007 and as it may be amended, renewed and restated from time to time, the “Credit Agreement”) (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);
          WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement for the purposes hereinafter set forth;
          NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:
     1. Definitions.
     (a) The following definition is added to Article I of the Credit Agreement:
     “Unrestricted Cash” means cash and Cash Equivalents of the Borrower and Guarantors that are free and clear of all Liens and not subject to any restrictions (other than with respect to costs of liquidating certain Cash Equivalents prior to maturity) on the use thereof to pay Indebtedness and other obligations of the applicable Person.
     (b) The definition of “Leverage Ratio” in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “Leverage Ratio” means (a) solely for purposes of Section 2.11, at any date, the ratio (expressed as a percentage) of (i) Consolidated Indebtedness to (ii) the sum of Consolidated Indebtedness and Adjusted Consolidated Tangible Net Worth, and (b) for all other purposes, at any date, the ratio (expressed as a percentage) of (i) (A) Consolidated Indebtedness less (B) Unrestricted Cash of the Borrower and the Guarantors in excess of $50,000,000 but not to exceed $500,000,000 to (ii) (A) the sum of Consolidated Indebtedness and Adjusted Consolidated Tangible Net Worth less (B) Unrestricted Cash of the Borrower and the Guarantors in excess of $50,000,000 but not to exceed $500,000,000.
     2. Consolidated Tangible Net Worth Test. Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     9.1 Consolidated Tangible Net Worth Test. Consolidated Tangible Net Worth shall not be less than (i) $1,055,020,000 plus (ii) fifty percent (50%) of consolidated net income of Borrower and the Guarantors earned after December 31, 2007 (excluding any quarter in which there is a loss but applying consolidated net income of Borrower and the Guarantors thereafter first to such loss before determining fifty percent (50%) of such amount for purposes of this calculation) plus (iii) fifty percent (50%) of the net proceeds or other consideration received by Borrower for capital stock issued by Borrower after December 31, 2007, minus (iv) the lesser of (A) the aggregate amount paid by Borrower after December 31, 2007 to repurchase its common stock and (B) $300,000,000, (the foregoing covenant, as adjusted as provided in the next succeeding sentence, is herein referred to as the “Consolidated Tangible Net Worth Test”). Notwithstanding the foregoing, in the event that Borrower shall at any time engage in an Acquisition for a purchase price equaling or exceeding $100,000,000, Borrower may irrevocably elect, by notice to the Administrative Agent given prior to the last day of the fiscal quarter in which such Acquisition occurs, to adjust minimum Consolidated Tangible Net Worth for the Consolidated Tangible Net Worth Test to the following amount: (i) 80% of the Consolidated Tangible Net Worth immediately following the closing of such Acquisition, plus (ii) an amount equal to 50% of the consolidated net income of Borrower and Guarantors earned after the closing of such Acquisition (excluding any quarter in which there is a loss but applying net income thereafter first to such loss before determining 50% of such amount for purposes of this calculation), plus (iii) 50% of the net proceeds or other consideration received by Borrower for any capital stock issued after the closing of such Acquisition, minus (iv) the lesser of (A) the aggregate amount paid by Borrower after the closing of such Acquisition to repurchase its common stock and (B) the amount (but not less than zero) obtained by subtracting from $300,000,000 the aggregate amount (if any) paid by Borrower to repurchase its common stock after December 31, 2007 and prior to such Acquisition. Borrower may make the election under the preceding sentence only if it makes the corresponding election under Section 9.3 at the same time. Borrower’s compliance with the Consolidated Tangible Net Worth Test shall be measured on a quarterly basis, based on the financial statements delivered to Administrative Agent pursuant to Section 7.1. Borrower’s failure to satisfy the Consolidated Tangible Net Worth Test shall not constitute an Event of Default or an Unmatured Event of Default; provided, however, that if Borrower fails to satisfy the Consolidated Tangible Net Worth Test at the end of any fiscal quarter, then the Term Out Period shall commence on the first day following such fiscal quarter as provided in Section 2.22.
     3. Consolidated Tangible Net Worth Floor. Section 9.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     9.3 Consolidated Tangible Net Worth Floor. Consolidated Tangible Net Worth shall not be less than (i) $850,000,000, plus (ii) an amount equal to 50% of the quarterly consolidated net income of Borrower and Guarantors earned after December 31, 2007 (excluding any quarter in which there is a loss but applying consolidated net income thereafter first to such loss before determining 50% of such amount for purposes of this calculation), plus (iii) 50% of the net proceeds or other consideration received by Borrower for any capital stock issued after December 31, 2007. Notwithstanding the

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foregoing, in the event that Borrower shall at any time engage in an Acquisition for a purchase price equaling or exceeding $100,000,000, Borrower may irrevocably elect, by notice to the Administrative Agent given prior to the last day of the fiscal quarter in which such Acquisition occurs, to adjust the minimum Consolidated Tangible Net Worth for this covenant to the following amount: (i) 50% of Consolidated Tangible Net Worth immediately following the closing of such Acquisition, (ii) an amount equal to 50% of the consolidated net income of Borrower and Guarantors earned after the closing of such Acquisition (excluding any quarter in which there is a loss but applying net income thereafter first to such loss before determining 50% of such amount for purposes of this calculation) and (iii) 50% of the net proceeds or other consideration received by Borrower for any capital stock issued after the closing of such Acquisition. Borrower may make the election under the preceding sentence only if it makes the corresponding election under Section 9.1 at the same time. Borrower’s compliance with the foregoing covenant shall be measured on a quarterly basis, based on the financial statements delivered to Administrative Agent pursuant to Section 7.1.
     4. Compliance Certificate. The form of Compliance Certificate attached as Exhibit F to the Credit Agreement is hereby amended to conform to the changes in Sections 9.1 and 9.3 provided for above.
     5. Conditions Precedent. This Amendment shall be effective as of the date (“Amendment Effective Date”) upon which the following conditions are satisfied:
     (a) The Administrative Agent shall have received from the Borrower and the Required Lenders a counterpart of this Amendment signed on behalf of each such party.
     (b) The Administrative Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Exhibit A.
     (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Agreement or this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.
     (d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
           The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
     6. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof:
     (a) The representations and warranties of the Borrower in the Credit Agreement are true and correct in all material respects.

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     (b) There exists no Event of Default or Unmatured Event of Default.
     7. Ratification. The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.
     8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.
     9. Choice of Law. This Amendment and the other Loan Documents shall be construed in accordance with the internal laws (but without regard to the conflict of laws provisions other than Section 5-1401 of the New York General Obligations Law ) of the State of New York, but giving effect to federal laws applicable to national banks.

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          IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed as of the date first above written.

Borrower:

M.D.C. HOLDINGS, INC.

By:	/s/ John J. Heaney

Name: John J. Heaney
Title: Senior Vice President & Treasurer

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Lenders:

JPMORGAN CHASE BANK, N.A.,
As Lender and Administrative Agent

By:	/s/ Vanessa Chiu

Name: Vanessa Chiu
Its: Vice President

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SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

CITICORP NORTH AMERICA, INC.

By:	/s/ R. Tucker Borden

Name: R. Tucker Borden
Title: Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

SUNTRUST BANK

By:	/s/ W. John Wendler

Name: W. John Wendler
Title: Senior Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ William McGinty

Name: William McGinty
Title: Senior Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Sandra A. Sauer

Name: Sandra A. Sauer
Title: Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Mark W. Lariviere

Name: Mark W. Lariviere
Title: Senior Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

GUARANTY BANK

By:	/s/ Dan M. Killian

Name: Dan M. Killian
Title: Senior Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

WASHINGTON MUTUAL BANK, FA

By:	/s/ John L. Thomas

Name: John L. Thomas
Title: Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

CALIFORNIA BANK & TRUST

By:	/s/ Kirk K. Monroe

Name: Kirk K. Monroe
Title: Senior Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

COMERICA BANK

By:	/s/ Adam Sheets

Name: Adam Sheets
Title: Assistant Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

REGIONS BANK

By:	/s/ Daniel McClurkin

Name: Daniel McClurkin
Title: Assistant Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

CALYON NEW YORK BRANCH

By:	/s/ Samuel L. Hill

Name: Samuel L. Hill
Title: Managing Director and Regional Head

By:	/s/ Robert L. Nelson

Name: Robert L. Nelson
Title: Managing Director

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Meredith H. Houseworth

Name: Meredith H. Houseworth
Title: Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Noel Purcell

Name: Noel Purcell
Title: Authorized Signatory

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

NATIXIS

By:	/s/ Marie-Edith Dugeny

Name: Marie-Edith Dugeny
Title: Managing Director

By:	/s/ Timothee Delpont

Name: Timothee Delpont
Title: Associate

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso

Name: Luis Donoso
Title: Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

RBC CENTURA BANK, a North Carolina banking corporation

By:	/s/ Maria Ziegler

Name: Maria Ziegler
Title: Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

CITY NATIONAL BANK

By:	/s/ Xavier Barrera

Name: Xavier Barrera
Title: Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

COMPASS BANK

By:	/s/ John C. Lozano

Name: John C. Lozano
Title: Vice President

SIGNATURE PAGE TO M.D.C. HOLDINGS, INC.
SECOND AMENDMENT TO SECOND AMENDED AND RETATED CREDIT
AGREEMENT

FIFTH THIRD BANK

By:	/s/ Brian J. Blomeke

Name: Brian J. Blomeke
Title: Vice President

Exhibit A

CONSENT AND AGREEMENT OF GUARANTORS
     THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of ___, 2008, by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Second Amended and Restated Credit Agreement dated March 22, 2006, among M.D.C. Holdings, Inc., the Lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent. Such Second Amended and Restated Credit Agreement, as it has been and may be amended, modified or supplemented from time to time, is hereinafter referred to as the “Credit Agreement.” Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.
WITNESSETH:
     WHEREAS, the Guarantors have executed and delivered a Second Amended and Restated Guaranty dated March 22, 2006 in favor of the Lenders under the Credit Agreement (the “Guaranty”); and
     WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have entered into that certain Second Amendment to Second Amended and Restated Credit Agreement of even date herewith amending the Credit Agreement (the “Amendment”); and
     WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment and agree that the Guaranty continues in full force and effect with respect to the undersigned Guarantors.
     IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.
[Guarantors]